Exhibit 99.1

New Skies Satellites Holdings shareholders

overwhelmingly approve amalgamation with SES Global

Hamilton, Bermuda – February 10, 2006 – New Skies Satellites Holdings Ltd. (NYSE:NSE) today announced that its shareholders have overwhelmingly approved the amalgamation of the Company with SES Holdings (Bermuda) Limited, a wholly-owned subsidiary of SES Global S.A. (Euronext Paris and Luxembourg Stock Exchange: SESG).  Seventy-four percent of the outstanding shares were present or represented at the meeting, with ninety-nine percent of such shares voting in favor of the transaction.

Antitrust reviews have been completed in the United States and Germany but other U.S. regulatory approvals remain pending, including approvals from the U.S. Federal Communications Commission. The amalgamation is expected to close during the second quarter of 2006, although it is possible that it could occur sooner or later than this.

Following the special general meeting of New Skies Satellites Holdings Ltd. shareholders held earlier today, Dan Goldberg, president of the Company, said, “We are pleased that our shareholders have overwhelmingly approved this transaction which serves the best interests of our shareholders, customers, employees and suppliers and we look forward to an exciting future with SES Global as we become their third satellite infrastructure pillar, alongside ASTRA in Europe and AMERICOM in North America”.

About New Skies

New Skies Satellites is one of only four fixed satellite communications companies with global satellite coverage, offering data, video, Internet and voice communications services to a range of telecommunications carriers, broadcasters, large corporations, Internet service providers and government entities around the world. New Skies has five satellites in orbit, one spacecraft under construction (NSS-8) and ground facilities around the world. New Skies Satellites B.V. is the main operating subsidiary of the Hamilton, Bermuda based New Skies Satellites Holdings Ltd. (NYSE: NSE). New Skies Satellites B.V. is headquartered in The Hague, with offices in

Hong Kong, New Delhi, Sao Paulo, Singapore, Sydney and Washington, D.C. Further information is available at www.newskies.com

For further information please contact:

Boris Djordjevic	Melanie Dickie
Investor Relations	Corporate Communications
New Skies Satellites	New Skies Satellites
Tel: +1-202-478-7145	Tel: + 1 202 478 7144
bdjordjevic@newskies.com	Melanie.Dickie@newskies.com

Forward-Looking Statements

Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934 provide a “safe harbor” for forward-looking statements made by an issuer of publicly traded securities and persons acting on its behalf.  New Skies Satellites Holdings Ltd. (“New Skies”) has made certain forward-looking statements in this press release in reliance on those safe harbors.  A forward-looking statement concerns the company’s or management’s intentions or expectations, or is a prediction of future performance.  These statements are identified by words such as “intends”, “expects”, “anticipates”, “believes”, “estimates”, “may”, “will”, “should” and similar expressions.  By their nature, forward-looking statements are not a matter of historical fact and involve risks and uncertainties that could cause New Skies’ actual results to differ materially from those expressed or implied by the forward-looking statements for a number of reasons.

The parties may not be able to consummate the proposed transaction on the terms on which the parties have agreed, or at all, due to a number of factors, including, but not limited to, the failure to obtain the requisite governmental approvals, the failure to obtain stockholder approval for the proposed transaction or the failure to satisfy any of the other conditions to consummation of the transaction.  Other risks affecting New Skies’ business are described in the company’s public filings with the U.S. Securities and Exchange Commission.  Copies of these filings may be obtained by contacting the SEC.  New Skies believes that all forward-looking statements are based upon reasonable assumptions when made; however New Skies cautions that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements.  Forward-looking statements speak only as of the date when made, and New Skies disclaims any obligation to update the forward-looking statements contained in this document.